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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 7, 2000
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                        (Date of earliest event reported)

                             SEAWAY FOOD TOWN, INC.
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             (Exact name of Registrant as specified in its charter)


             Ohio                        0-00080                 34-4471466
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(State or other jurisdiction           (Commission            (I.R.S. employer
     of incorporation)                 file number)          identification no.)


       1020 Ford Street, Maumee, Ohio                    43537
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  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:    (419) 893-9401
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ITEM 5.    OTHER EVENTS.

         On April 7, 2000, the registrant, Seaway Food Town Inc., an Ohio corporation ("Seaway") entered into a merger agreement with Spartan Stores, Inc., a Michigan corporation ("Spartan") and Spartan Acquisition Corp., a Michigan corporation and a wholly-owned subsidiary of Spartan ("Merger Sub"). Under the terms of the proposed merger, Seaway will be merged with and into Merger Sub, and each outstanding share of Seaway will be converted into the right to receive a cash payment of $5.00 per share and one share of Spartan common stock. In connection with the merger, Spartan shareholders will receive a dividend of 0.336 shares of Spartan common stock with respect to each share they currently own. The merger agreement provides that the closing of the transaction is conditioned upon, among other things, the approval of the holders of a majority of the outstanding shares of Seaway common stock, approval of proposed charter amendments by the holders of a majority of the outstanding shares of Spartan common stock, the accuracy of the respective parties' representations and warranties and their compliance with covenants contained in the agreement, the effectiveness of a registration statement covering the shares of Spartan common stock to be issued in the merger, and the receipt of customary regulatory approvals.

         Concurrently with the execution of the merger agreement, certain stockholders of Seaway entered into a voting agreement with Spartan pursuant to which they agreed to vote shares representing 19.99% of the outstanding shares of Seaway common stock in favor of the merger, the adoption of the merger agreement, and the transactions contemplated thereby. A similar agreement was entered into with Seaway by certain shareholders and directors of Spartan, under which they agreed to vote shares representing approximately 16.52% of the outstanding shares of Spartan common stock in favor of the proposed charter amendments.

         For additional information concerning the merger agreement and related transactions, reference is made to a press release announcing the merger agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits.  The following exhibits are filed with this report

         99.1     Press release dated April 7, 2000.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       SEAWAY FOOD TOWN, INC.


                                       By: /s/ Richard B. Iott
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                                           Richard B. Iott
                                           President and Chief Executive Officer

Date:  April 13, 2000

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